INTANGIBLE ASSETS, NET - Schedule of Finite-Lived Intangible Assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Cost
As of January 1	$ 114,616	$ 114,616
Write-off of fully amortized asset	(19,099)	0
As of December 31	95,517	114,616
Depreciation, amortization and impairment
As of January 1	(54,247)	(41,410)
Charge for the year	(9,960)	(12,837)
Write-off of fully amortized asset	19,099	0
As of December 31	(45,108)	(54,247)
Total	$ 50,409	$ 60,369